Exhibit 32

                              THINKING TOOLS, INC.
                           CERTIFICATION PURSUANT TO
                            18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the Quarterly Report of Thinking Tools, Inc. (the "Company") on Form 10-QSB for the period ending September 30, 2002 (the "Report"), the undersigned officer of the Company, certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of his knowledge:

                  (1) The  Report  fully  complies  with  the  requirements  of
         Section 13(a) of the Securities Exchange Act of 1934; and

                  (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: February 12, 2004
                                           By: Moshe Zarmi
                                           Name:  Moshe Zarmi
                                           Title: President and Chief
                                                  Executive Officer and
                                                  principal accounting officer